SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 16, 1997


                                    RTI INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                     0-5887                    11-2163152
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission                (IRS Employer
          of incorporation)         File Number)             Identification No.)


  P. O. Box 3048, 301 Antone Street, Sunland Park, New Mexico           88063
--------------------------------------------------------------------------------
           (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (505) 589 5431

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         In accordance with two agreements reached effective December 16, 1997, the firm of BDO Seidman, LLP, out of their Woodbridge, New Jersey office, independent accountants who were previously engaged to audit the Company's financial statements have ceased their engagement on behalf of the Company and the Company has engaged the firm of Neff & Company LLP of Albuquerque, New Mexico to audit the Company's financial statements for the fiscal year ending December 31, 1997.

         The report of BDO Seidman, LLP on the consolidated balance sheet of RTI Inc. and subsidiaries as of December 31, 1996, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the two years in the period ended December 31, 1996 contained the following paragraph:

         "As discussed in Notes 5 and 8 to the consolidated financial statements, the Company owns property which is the subject of continuing significant environmental investigation and remediation.

Otherwise, the report was unqualified. The inclusion of the above quoted paragraph was not the subject of disagreement between BDO Seidman, LLP and the Company.

         The decision to terminate the relationship was a mutual one based on geographical convenience and expense and was approved by the Company's Board of Directors. The Company has in the past year relocated its principal base of operations from Rockaway, New Jersey to Sunland Park, New Mexico. BDO Seidman, LLP has and had no office from which the audit work could be accomplished any more inexpensively than from its Woodbridge, New Jersey office, which both parties agreed could be done on a temporary or emergency basis, but was not practical for the extended future.

         The Company and BDO Seidman, LLP have had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The decision to engage Neff & Company, LLP was based on their relative proximity to Sunland Park, New Mexico and their reputation as a strong regional accounting firm with experience in auditing small public companies.

         During the Company's two most recent fiscal years and in the interim period down to and including December 16, 1997, the date of engagement of Neff & Company LLP, neither the Company nor anyone on its behalf consulted Neff & Company LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements. In no case has Neff & Company LLP indicated to the Company that their recommended or approved treatment of any item of accounting, auditing or financial statement disclosure would have been different from the recommended or approved treatment of a similar item by BDO Seidman, LLP.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    Exhibit 16   -   Letter from Neff & Company LLP, dated December 18, 1997 and letter from BDO Seidman, dated December 22, 1997, stating their concurrence with the statements made by the Company concerning the circumstances surrounding the termination of the Company's relationship with BDO Seidman, LLP and the engagement of Neff & Company LLP.

            ---------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RTI INC.


                                              By: /s/ THEO W. MULLER
                                                 ----------------------------
                                                      Theo W. Muller
                                                      Chairman and Chief
                                                      Executive Officer


Date:  December 22, 1997